RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
18.	RELATED PARTY TRANSACTIONS

With respect to aircraft financed by the Securitization Notes, through December 31, 2016, BBAM was entitled to receive (i) a base fee of $150,000 per month, subject to certain adjustments, (ii) a rent fee equal to 1.0% of the aggregate amount of rents due and 1.0% of the aggregate amount of rents actually collected and (iii) a sales fee of 1.5% of the aggregate gross proceeds in respect of any aircraft sold. BBAM also was entitled, until December 31, 2016, to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to an annual CPI adjustment.

Effective January 1, 2017, the servicing agreement between B&B Air Funding and BBAM relating to aircraft financed by the Securitization Notes was amended, thereby (i) amending the rent fee to 3.5% of the aggregate amount of rents actually collected, plus $1,000 per aircraft per month, and (ii) eliminating the base fee of $150,000 per month. In connection with this amendment, effective January 1, 2017, the administrative agency fee was also reduced, through a rebate, to $20,000 per month, subject to an annual CPI adjustment.

With respect to all other aircraft, BBAM is entitled to receive a servicing fee equal to 3.5% of the aggregate amount of rents actually collected, plus an administrative fee of $1,000 per aircraft per month. Under the Term Loan, the Fly Acquisition III Facility, the Magellan Acquisition Limited Facility and the Fly Aladdin Acquisition Facility, BBAM is also entitled to an administrative fee of $10,000 per month. Under the Fly Aladdin Engine Funding Facility, BBAM is entitled to receive a servicing fee equal to 3.5% of monthly rents actually collected and an administrative fee equal to $1,000 per month. In addition, BBAM is entitled to receive an acquisition fee of 1.5% of the gross acquisition cost for any aircraft or aviation asset purchased and a disposition fee of 1.5% of the gross proceeds for any aircraft or aviation asset sold.

For the years ended December 31, 2018, 2017 and 2016, BBAM received servicing and administrative fees totaling $15.8 million, $13.1 million and $14.6 million, respectively.

During the years ended December 31, 2018, 2017 and 2016, the Company incurred $16.1 million, $6.8 million and $8.4 million of origination fees, respectively, payable to BBAM.

During the years ended December 31, 2018, 2017 and 2016, the Company incurred disposition fees of $3.1 million, $0.3 million and $7.5 million, respectively, payable to BBAM.

Fly pays an annual management fee to the Manager as compensation for providing the services of the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to the Company. The management fee is adjusted each calendar year by (i) 0.3% of the change in the book value of the Company’s aircraft portfolio during the preceding year, up to a $2.0 billion increase over $2.7 billion and (ii) 0.25% of the change in the book value of the Company’s aircraft portfolio in excess of $2.0 billion, with a minimum management fee of $5.0 million. The management fee is also subject to an annual CPI adjustment applicable to the prior calendar year. For the year ended December 31, 2018, the Company incurred Management Expenses of $7.3 million. For the years ended December 31, 2017 and 2016, the Company incurred Management Expenses of $6.3 million.

The Company further amended the management agreement, effective as of January 1, 2017, to reflect the amendments made to the servicing and administrative fees payable in respect of the aircraft financed by the Securitization Notes.

The management agreement is scheduled to terminate on July 1, 2025 and shall be automatically extended for one additional term of five years unless terminated by either party with 12 months’ notice or otherwise terminated earlier in accordance with the terms therein.

If the management agreement is not renewed on July 1, 2025, Fly will pay the Manager a non-renewal fee on such termination date in an amount equal to (i) $6.0 million plus (ii) so long as the Management Expense Amount does not exceed $12.0 million, 50% of the excess (if any) of the Management Expense Amount over $6.0 million in respect of the last fiscal year prior to such termination date.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2018, excluding rent fees, consisted of the following (dollars in thousands):

	2019	2020	2021	2022	2023	Thereafter	Total
Fixed base fee payments (1)	$250	$250	$250	$238	$—	$—	$988
Fixed administrative agency fee payments due by B&B Air Funding (1)	76	37	24	21	12	1	171
Fixed administrative services fee due under the Term Loan (2)	441	385	300	212	61	62	1,461
Fixed administrative services fee due under the Magellan Acquisition Limited Facility (2)	228	228	226	215	204	601	1,702
Fixed administrative services fee due under Fly Acquisition III Facility (2)	228	228	213	91	67	213	1,040
Fixed administrative services fee due under Fly Aladdin Acquisition Facility (2)	372	370	349	306	176	255	1,828
Fixed administrative services fee due under Fly Aladdin Engine Funding Facility (2)	12	12	12	12	10	—	58
Fixed administrative agency fee payments due by other subsidiaries (2)	312	280	225	197	253	289	1,556
Fixed payments for Management Expenses (1) (3)	9,561	9,561	9,561	9,561	9,561	62,146	109,951
Acquisition fees related to Portfolio B in the AirAsia Transactions	3,013	4,545	8,336	—	—	—	15,894
Disposition fees on flight equipment held for sale	5,264	—	—	—	—	—	5,264
Total	$19,757	$15,896	$19,496	$10,853	$10,344	$63,567	$139,913

(1)	Assumes Consumer Price Index (“CPI”) rates in effect as of December 31, 2018 remain constant in future periods.
(2)	Assumes number of aircraft and engines at December 31, 2018 remain constant in future periods.
(3)	Assumes automatic extension for one additional term of five years to June 30, 2030. Also assumes net book values of aircraft and engines at December 31, 2018 remains constant in future periods.